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Exhibit 99.3

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

        The following unaudited pro forma condensed financial information gives effect to IAC/InterActiveCorp's ("IAC" or the "Company") acquisition of 100% of About, Inc. (consisting of About.com, ConsumerSearch.com, CalorieCount.com and related businesses) on September 24, 2012 from The New York Times Company pursuant to a stock purchase agreement dated as of August 26, 2012 ("The About Group Acquisition"). The unaudited pro forma condensed statements of operations for the year ended December 31, 2011 and the six months ended June 30, 2012 also give effect to IAC's acquisition, through its wholly-owned subsidiary Match.com, of a controlling financial interest in Meetic S.A. ("Meetic") pursuant to its tender offer for the 73% of Meetic that it did not previously own (the "Meetic Acquisition"). Following the completion of the tender offer, IAC owned an 81% interest in Meetic and consolidated Meetic's financial statements with effect from September 1, 2011. The Meetic Acquisition was previously reported by the Company in a Current Report on Form 8-K/A filed October 21, 2011, and the Form 8-K/A contained unaudited pro forma financial information giving effect to such transaction.

        The unaudited pro forma condensed balance sheet gives effect to The About Group Acquisition as if it had occurred as of June 30, 2012. The unaudited pro forma condensed statements of operations give effect to The About Group Acquisition and the Meetic Acquisition as if they had occurred on January 1, 2011. The unaudited pro forma condensed financial information was prepared using:

  •
  the historical consolidated balance sheet for IAC as of June 30, 2012;

  •
  the historical consolidated balance sheet for The About Group as of June 24, 2012;

  •
  the historical consolidated statement of operations for IAC for the year ended December 31, 2011;

  •
  the historical consolidated statement of operations for The About Group for the fiscal year ended December 25, 2011;

  •
  the historical consolidated statement of operations for Meetic for the eight months ended August 31, 2011;

  •
  the historical consolidated statement of operations for IAC for the six months ended June 30, 2012; and

  •
  the historical consolidated statement of operations for The About Group for the six months ended June 24, 2012.

        The unaudited pro forma financial information is based upon available information and assumptions that the Company believes are reasonable.

        The unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have been achieved if The About Group Acquisition and the Meetic Acquisition had occurred on January 1, 2011 nor the financial position that would have been achieved if The About Group Acquisition had occurred as of June 30, 2012. The unaudited pro forma financial information is also not necessarily indicative of future operating results or financial position. The unaudited pro forma financial information, including the notes thereto, should be read in conjunction with the Company's consolidated financial statements and notes thereto included in its Annual Report on Form 10-K for the year ended December 31, 2011 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, that have been filed with the Securities and Exchange Commission.

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

JUNE 30, 2012

(amounts in millions; rounding differences may exist)

	IAC	The About Group	Pro Forma Adjustments	Notes		Total
ASSETS
Cash and cash equivalents	$807.2	$1.2	$(315.0)	(a	)	$492.7
			(0.7)	(b	)
Marketable securities	138.6	—	—			138.6
Accounts receivable, net	205.2	18.2	—			223.4
Other current assets	128.3	2.2	(0.2)	(a	)	130.3

Total current assets	1,279.2	21.6	(316.0)			984.9
Property and equipment, net	255.9	1.8	—			257.7
Goodwill	1,345.9	172.5	5.8	(a	)	1,524.2
Intangible assets, net	367.2	14.7	95.7	(a	)	477.6
Long-term investments	191.6	—	—			191.6
Other non-current assets	106.5	24.0	(13.4)	(a	)	117.1

TOTAL ASSETS	$3,546.3	$234.6	$(227.8)			$3,553.1

LIABILITIES AND SHAREHOLDERS' EQUITY
Current maturities of long-term debt	$15.8	$—	$—			$15.8
Accounts payable, trade	71.6	3.9	—			75.5
Deferred revenue	159.7	—	—			159.7
Accrued expenses and other current liabilities	362.4	2.9	—			365.3

Total current liabilities	609.5	6.9	—			616.4
Income taxes payable	478.3	—	—			478.3
Other long-term liabilities	409.7	0.2	0.4	(a	)	410.3
Redeemable noncontrolling interests	56.3	—	—			56.3
SHAREHOLDERS' EQUITY	1,992.4	227.5	(227.5)	(a	)	1,991.7
			(0.7)	(b	)

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$3,546.3	$234.6	$(227.8)			$3,553.1

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

(amounts in millions, except per share amounts; rounding differences may exist)

	IAC	Meetic	Subtotal	Meetic Pro Forma Adjustments	Notes		Subtotal	The About Group	The About Group Pro Forma Adjustments	Notes		Total
Revenue	$2,059.4	$173.6	$2,233.0	$(37.4)	(c	)	$2,228.1	$110.8	$—			$2,338.9
				32.6	(d	)
Costs and expenses	1,861.7	156.6	2,018.3	24.6	(c	)	2,032.6	67.5	27.8	(j	)	2,118.5
				(9.8)	(d	)			(9.3)	(k	)
				(0.4)	(e	)
Impairment of assets	—	—	—				—	3.1	(3.1)	(i	)	—

Operating income (loss)	197.8	17.0	214.7	(19.2)			195.4	40.2	(15.3)			220.4
Equity in (losses) income of unconsolidated affiliates	(36.3)	1.5	(34.8)	(1.5)	(f	)	(32.3)	—	—			(32.3)
				4.0	(g	)
Other income (expense), net	10.1	(0.8)	9.3				9.3	—	—			9.3

Earnings (loss) from continuing operations before income taxes	171.5	17.6	189.1	(16.7)			172.3	40.2	(15.3)			197.4
Income tax (benefit) provision	(4.0)	5.1	1.1	(11.6)	(c	)	(5.4)	14.8	1.2	(i	)	3.7
				10.1	(d	)			(10.4)	(j	)
				(7.6)	(c	)			3.5	(k	)
				3.0	(d	)
				0.1	(e	)
				(0.5)	(f	)

Earnings from continuing operations	175.6	12.6	188.1	(10.3)			177.8	25.4	(9.6)			193.7
Net loss attributable to noncontrolling interests	2.7	—	2.7	1.7	(f	)	4.7	—	—			4.7
				0.3	(h	)

Net earnings from continuing operations attributable to IAC shareholders	$178.2	$12.6	$190.8	$(8.3)			$182.5	$25.4	$(9.6)			$198.4

Per share information attributable to IAC shareholders:
Basic earnings per share from continuing operations	$2.05						$2.10					$2.29
Diluted earnings per share from continuing operations	$1.89						$1.93					$2.10

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2012

(amounts in millions, except per share amounts; rounding differences may exist)

	IAC	Meetic Pro Forma Adjustments	Notes		Subtotal	The About Group	The About Group Pro Forma Adjustments	Notes		Total
Revenue	$1,321.2	$5.2	(c	)	$1,326.4	$49.4	$—			$1,375.8
Costs and expenses	1,161.0	3.3	(c	)	1,153.3	34.5	12.4	(j	)	1,196.3
		(11.0)	(d	)			(3.9)	(k	)
Impairment of goodwill	—	—			—	194.7	(194.7)	(i	)	—

Operating income (loss)	160.2	12.9			173.1	(179.8)	186.2			179.4
Equity in losses of unconsolidated affiliates	(24.9)	—			(24.9)	—				(24.9)
Other expense, net	(0.3)				(0.3)	—				(0.3)

Earnings (loss) from continuing operations before income taxes	135.0	12.9			147.9	(179.8)	186.2			154.2
Income tax provision (benefit)	55.8	1.8	(c	)	60.4	(59.9)	73.0	(i	)	70.3
		(1.0)	(c	)			(4.7)	(j	)
		3.9	(d	)			1.5	(k	)

Earnings from continuing operations	79.3	8.2			87.4	(119.9)	116.4			83.9
Net earnings attributable to noncontrolling interests	(0.5)	(1.5)	(h	)	(2.0)	—				(2.0)

Net earnings from continuing operations attributable to IAC shareholders	$78.8	$6.7			$85.4	$(119.9)	$116.4			$81.9

Per share information attributable to IAC shareholders:
Basic earnings per share from continuing operations	$0.93				$1.01					$0.97
Diluted earnings per share from continuing operations	$0.86				$0.93					$0.89

IAC/INTERACTIVECORP AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

(amounts in millions; rounding differences may exist)

(a)
To record payment to The New York Times Company of $315.0 million (consisting of the $300.0 million purchase price and an estimated $15.0 million net working capital adjustment), after giving effect to The About Group Acquisition as if it had occurred as of June 30, 2012.

Fair value of The About Group as of June 30, 2012	$315.0
The About Group's net assets as of June 30, 2012	227.5

Excess acquisition date fair value over net assets as of June 30, 2012	$87.5

  Allocation of the fair value in excess of net assets:

Adjustment to current deferred income tax assets	$(0.2)
Adjustment to noncurrent deferred income tax assets	(13.4)
Adjustment to noncurrent deferred income tax liabilities	(0.4)
Adjustment to indefinite-lived intangible assets	27.2
Adjustment to definite-lived intangible assets	68.5
Adjustment to goodwill	5.8

Excess acquisition date fair value over net assets as of June 30, 2012	$87.5

  The allocation of the fair value in excess of net assets is preliminary and subject to revision.

(b)
To record the payment of IAC's estimated transaction costs related to The About Group Acquisition.

(c)
To record the effect of the write-off of Meetic's deferred revenue and the amortization of Meetic's intangibles as if the Meetic Acquisition had occurred on January 1, 2011 and the related income tax effect.

(d)
To reverse the actual effect of the write-off of Meetic's deferred revenue upon acquisition and the actual amortization of Meetic's intangibles and the related income tax effect.

(e)
To record the effects of a fair value adjustment to Meetic's stock awards as if the Meetic Acquisition had occurred on January 1, 2011.

(f)
To reverse the equity income recorded by Meetic and the noncontrolling interest recorded by Match related to their jointly owned Latin American venture and the related income tax effect.

(g)
To reverse Match's equity in loss of Meetic and the related income tax effect.

(h)
To attribute losses from the Meetic pro forma adjustments to the noncontrolling interest holders.

(i)
To reverse the impairment of The About Group assets and the related income tax effect.

(j)
To record the amortization of The About Group's intangibles as if the acquisition had occurred on January 1, 2011 and the related income tax effect.

(k)
To reverse the actual amortization of The About Group's intangibles, and the related income tax effect.

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  Exhibit 99.3
IAC/INTERACTIVECORP AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION
IAC/INTERACTIVECORP AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED BALANCE SHEET JUNE 30, 2012 (amounts in millions; rounding differences may exist)
IAC/INTERACTIVECORP AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2011 (amounts in millions, except per share amounts; rounding differences may exist)
IAC/INTERACTIVECORP AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2012 (amounts in millions, except per share amounts; rounding differences may exist)
IAC/INTERACTIVECORP AND SUBSIDIARIES NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION (amounts in millions; rounding differences may exist)